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                                                                    EXHIBIT 10.5



                                                                  EXECUTION COPY



                  SECOND AMENDMENT (this "Amendment"), dated as of December 10, 2002, to the Series 2001-1 Supplement, dated as of April 27, 2001, as amended by the First Amendment thereto, dated as of August 17, 2001 (the "Series 2001-1 Supplement"), among Wingfoot A/R LLC (the "Issuer"), The Goodyear Tire & Rubber Company, the several commercial paper conduits listed on Schedule I thereto (the "CP Conduit Purchasers"), the banks party thereto with respect to each CP Conduit Purchaser (the "APA Banks"), the agent banks party thereto with respect to each CP Conduit Purchaser (the "Funding Agents"), JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank) ("JPMorgan Chase"), in its capacity as administrative agent for the CF Conduit Purchasers, the APA Banks and the Funding Agents (the "Administrative Agent"), and JP Morgan Chase, in its capacity as Indenture Trustee (the "Indenture Trustee"), to the Base Indenture, dated as of April 27, 2001 (the "Base Indenture"), between the
Issuer and the Indenture Trustee pursuant to which the Series 2001-1 Investor Notes were issued.

                                  WITNESSETH:

                  WHEREAS, the parties to the Series 2001-1 Supplement desire to amend certain provisions of the Series 2001-1 Supplement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. All capitalized terms defined in the Definitions List attached as Schedule 1 to the Base Indenture or the Series 2001-1 Supplement and used herein shall have the meanings given to them therein. If a capitalized term used herein is given different meanings by the Base Indenture and the Series 2001-1 Supplement, the meaning given in the Series 2001-1 Supplement shall control.

                  2. Amendments to Article 1 of the Series 2001-1 Supplement.
Article 1 of the Series 2001-1 Supplement is hereby amended by:

                    (a) deleting therefrom the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following definitions:

                    "Applicable Margin" means on any date of determination, (a)
            with respect to the Floating Tranche, (i) 0% per annum prior to the deemed or declared occurrence of a Termination Event or the occurrence and continuance of a Potential Termination Event and (ii) 2% per annum after the deemed or declared occurrence of a Termination Event or after the occurrence and during the continuance of a Potential Termination Event and (b) with respect to any Eurodollar Tranche, (i) the sum of .125% per annum plus the Applicable Spread (as defined in the Goodyear Credit Facility) then applicable to Eurodollar Standard Loans (as defined in the Goodyear Credit Facility) under the Goodyear Credit Facility on such date of determination (or, if the Goodyear Credit Facility is no longer in full force and effect, under the Goodyear Credit Facility at the time such facility ceased to be in full force and effect) prior to the deemed or declared occurrence of a Termination Event or the occurrence and continuance of a Potential Termination Event and (ii)



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            4.00% per annum after the deemed or declared occurrence of a
            Termination Event or after the occurrence and during the continuance of a Potential Termination Event.

                     "Applicable Used Fee" means on any date of determination,
            (a) during any period when the unsecured long-term debt of Goodyear is rated at least BBB by S&P and at least Baa2 by Moody's, 0.45% per annum; (b) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a) hereof and it is rated at least BBB- by S&P and at least Baa3 by Moody's, 0.55% per annum; (c) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a) or (b) hereof and it is rated at least BB+ by S&P and at least Ba1 by Moody's, 0.75% per annum; (d) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a), (b) or (c) hereof and it is rated at least BB by S&P and at least Ba2 by Moody's, 1.00% per annum; (e) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a), (b), (c) or (d) hereof and it is rated at least BB- by S&P and at least Ba3 by Moody's, 1.50% per annum; and (f) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a), (b), (c), (d) or (e) hereof, 4.00% per annum; provided, however, that on any date of determination after the deemed or declared occurrence of a Termination Event or after the occurrence and during the continuance of a Potential Termination Event, the Applicable Used Fee shall be 4.00%.

                     "Delinquency Ratio" means, for any Settlement Period, the
            percentage equivalent of a fraction, the numerator of which is the outstanding principal amount of all Receivables which were Delinquent Receivables and not Disputed Receivables as of the last day of such Settlement Period and the denominator of which is the sum of(i) the Aggregate Outstanding Balance and (ii) the outstanding principal amount of all Delinquent Receivables that were not Disputed Receivables, in each case, as of the last day of such Settlement Period.

                     "Dilution Reserve" means, on any date of determination
            during a Reporting Period, an amount (expressed as a percentage) that is calculated as follows:

                              DR= [(C*D)+[(E-D)*(E/D)]]*F

                              Where:

                              DR = Dilution Reserve;

                              C = the Applicable Stress Factor on such date;

                              D = the rolling average of the Dilution Ratios
                        for the twelve consecutive Settlement Periods ending immediately prior to the first day of such Reporting Period;

                               E = the highest Dilution Ratio for any Settlement
                        Period during the period of twelve consecutive Settlement Periods ending immediately prior to the first day of such Reporting Period; and



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                              F = the Dilution Period on such date.

                     "Loss and Dilution Reserve" means, on any date of
            determination during a Reporting Period, the greatest of (a) the sum of (i) during any period when the unsecured long-term debt of Goodyear is rated at least BBB- by S&P and at least Baa3 by Moody's, 12% or during any other period, 15% plus (ii)2% for each Special Obligor for such Reporting Period plus (iii) the product of (A) the rolling average of the Dilution Ratios for the twelve consecutive Settlement Periods ending immediately prior to the first day of such Reporting Period and (B) the Dilution Period on such date, (b) the sum of the Loss Reserve plus the Dilution Reserve on such date and
            (c) during any period when the unsecured long-term debt of Goodyear is not rated at least BB by S&P and at least Ba2 by Moody's, 20%.

                     "Loss Reserve" means, on any date of determination during a
            Reporting Period, an amount (expressed as a percentage) that is calculated as follows:

                              LR=(A*B)/C * D * B

                              Where:

                              LR = Loss Reserve;

                              A = the aggregate principal amount of all
                  Receivables generated by the Seller and Dunlop during the three Settlement Periods ending immediately prior to the first day of such Reporting Period;

                              B = the highest three month rolling average of the
                  Default Ratios during the period of the twelve consecutive Settlement Periods ending immediately prior to the first day of such Reporting Period,

                              C = the Net Receivables Balance as of the last day
                  of the Settlement Period ending immediately prior to the first day of such Reporting Period;

                              D = the Applicable Stress Factor on such date; and

                              E = Payment Terms Factor on such date.

                        "Scheduled Expiry Date" shall mean, with respect to any
                  Purchaser, the later of (a) December 9, 2003 and (b) the last day of any extension of such Purchaser's Commitment made in accordance with Section 2.6(b).

                        "Unused Fee Rate" means on any date of determination,
                  (a) during any period when the unsecured long-term debt of Goodyear is rated at least BBB by S&P and at least Baa2 by Moody's, 0.25% per annum; (b) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a) hereof and it is rated at least BBB- by S&P and at least Baa3 by Moody's, 0.30% per annum; (c) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause
                  (a) or (b) hereof and it is rated at least BB+ by S&P and at least Bal by Moody's, 0.35% per annum; (d) during any period when the unsecured long-term debt of Goodyear does not


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                  satisfy the ratings required by clause (a), (b) or (c) hereof and it is rated at least BB by S&P and at least Ba2 by Moody's, 0.40% per annum; and (e) during any period when the unsecured long-term debt of Goodyear does not satisfy the ratings required by clause (a), (b), (c) or (d) hereof and it is rated at least BB- by S&P and at least Ba3 by Moody's, O.50% per annum.; and

            (b) adding the following new definitions in alphabetical order:

                        "Applicable stress Factor" means on any date of
                  determination (a) during any period when the unsecured long-term debt of Goodyear is rated at least BBB- by S&P and at least Baa3 by Moody's, 2.0 and (b) during any other period, 2.25.

                        "Change in Accounting Principles" means any rule,
                  regulation, request, guideline or directive or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after December 10, 2002 by any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, whether foreign or domestic (each an "Accounting Board"), charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Accounting Board (whether or not having the force of law) made, issued or occurring after December 10,2002.

                        "Disputed Receivable Ratio" means, for any Settlement
                  Period, the percentage equivalent of a fraction, the numerator of which is the outstanding principal amount of all Receivables which were Disputed Receivables, as of the last day of such Settlement Period and the denominator of which is the sum of (i) the Aggregate Outstanding Balance and (ii) the outstanding principal amount of all Delinquent Receivables, Defaulted Receivables and Disputed Receivables.

                        "Goodyear Credit Facility" means the Amended and
                  Restated Five-Year Revolving Credit Agreement, dated as of August 13, 2002, among Goodyear, the lenders named therein and JPMorgan Chase, as Administrative Agent, including any amendments, extensions or modifications thereto, as in effect from time to time.

                        "Invoice Aging Ratio" means for any Settlement Period,
                  the percentage equivalent of a fraction, the numerator of which is the sum of (a) the aggregate principal amount of all Receivables, other than Disputed Receivables, which were 91-120 days past their original due date as of the last day of such Settlement Period plus (b) the aggregate principal amount of all Receivables which were written off as uncollectible by the Collection Agent in accordance with the Credit and Collection Policy during such Settlement Period prior to 91 days after their original due dates, and the denominator of which is the aggregate principal amount of all Receivables originated by the Seller and Dunlop during the Settlement Period four Settlement Periods prior to such Settlement Period.

                 3. Amendments to Article 4 of the Series 2001-1 Supplement. Article 4 of the Series 2001-1 Supplement is hereby amended by (a) deleting the references to "BB" and "Ba2"


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                                                                               5


from clause (h) thereof and inserting in lieu thereof references to "BB-" and "Ba3", respectively, (b) deleting the words "Default Ratio" from clause (k) thereof and inserting the words "Invoice Aging Ratio" in lieu thereof, and (c) inserting the following words to the end of clause (k) thereof "or the average Disputed Receivable Ratio for the three preceding Settlement Periods exceeds 5.90%".

            4. Amendment to Article 7 of the Series 2001-1 Supplement. Article
7 of the Series 2001-1 Supplement is hereby amended by: (a) inserting the words "or Change in Accounting Principles" after the words "Change in Law regarding capital requirements" in Section 7.2(b); (b) inserting the words "or such Change in Accounting Principles" after the words "but for such Change in Law" in
Section 7.2(b); and (c) inserting the words "or the Change in Accounting Principles" after the words "the Change in Law" in Section 7.2(d).

            5. Termination of Commitment. ABN AMRO Bank N.V. ("ABN AMRO") and Amsterdam Funding Corporation (collectively, the "Transferor Purchaser") have not agreed to extend the Scheduled Expiry Date with respect to the Transferor Purchaser as requested and, accordingly, have agreed to assign the Purchaser Invested Amount with respect to the Transferor Purchaser to the other Purchasers in accordance with Section 11.10(e) of the Series 2001-1 Supplement in the manner described in Section 9(j) hereof. On the Amendment Effective Date (as hereinafter defined), the Commitment of the Transferor Purchaser under the Series 2001-1 Supplement will be terminated, the Maximum Purchaser Invested Amount with respect to the Transferor Purchaser will be zero and, upon the payment to ABN AMRO of the amount described in Section 6 hereof and the assignment of the Purchaser Invested Amount with respect to the Transferor Purchaser to the other Purchasers in accordance with Section 11.10(e) of the Series 2001-1 Supplement in the manner described in Section 9(j) hereof, the Transferor Purchaser shall no longer be a Purchaser under the Series 2001-1 Supplement.

            6. Non-Pro Rata Application of Decrease: Payment of Accrued Interest and Commitment Fees. Notwithstanding the provisions of Section 5A.6(d) of the Series 2001-1 Supplement, the parties hereto agree that on the Amendment Effective Date, the Indenture Trustee shall pay to the Administrative Agent for the account of Amsterdam Funding Corporation the full amount of the Decrease to be made pursuant to Section 9(h) hereof. Notwithstanding the provisions of
Section 5A.4(a) of the Series 2001-1 Supplement, the parties hereto agree that on the Amendment Effective Date, the Indenture Trustee, acting at the written direction of the Collection Agent, shall withdraw from the Series 2001-1 Expense Subaccount and pay to ABN AMRO, the Funding Agent with respect to Amsterdam Funding Corporation, in payment of all accrued interest and Unused Fees payable thereto as of the Amendment Effective Date an amount equal to $248,302.84.

            7. Amendment to Schedule I. Schedule I to the Series 2001-1 Supplement is hereby amended by deleting said Schedule in its entirety and substituting in lieu thereof new Schedule I in the form of Schedule A to this Amendment.

            8. Amendment to Exhibits C and D. Exhibits C and D to the Series 2001-1 Supplement are hereby amended by deleting said Exhibits in their entirety and substituting in lieu thereof new Exhibits C and D in the forms of Schedules B and C, respectively, to this Amendment.


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                                                                               6


            9. Conditions to Effectiveness. This Amendment shall become effective on December 10, 2002 (the "Amendment Effective Date") if each of the following conditions precedent shall have been satisfied on or prior to such day:

               (a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Issuer, the Collection Agent and the Indenture Trustee;

               (b) The Administrative Agent shall have received, with a copy for each Funding Agent, the Supplemental Indenture No.1, dated as of the date hereof, to the Base Indenture (the "Supplemental Indenture"), substantially in the form of Exhibit A to this Amendment, duly executed and delivered by the Issuer and the Indenture Trustee;

               (c) The Administrative Agent shall have received, with a copy for each Funding Agent, the First Amendment, dated as of the date hereof, to the Receivables Purchase Agreement (the "Receivables Purchase Agreement Amendment"), substantially in the form of Exhibit B to this Amendment, duly executed and delivered by the Seller and the Issuer;

               (d) The Administrative Agent shall have received, with a copy for each Funding Agent, the First Amendment, dated as of the date hereof, to the Dunlop Receivables Purchase Agreement (the "Dunlop Receivables
     Purchase Agreement Amendment"), substantially in the form of Exhibit C to this Amendment, duly executed and delivered by Dunlop and the Seller;

               (e) The Administrative Agent shall have received, with a copy for each Funding Agent, the First Amendment, dated as of the date hereof, to the Collection Agency Agreement (the "Collection Agency Agreement Amendment"), substantially in the form of Exhibit D to this Amendment, duly executed and delivered by the Collection Agent, the Issuer and the Indenture Trustee;

               (f) The Administrative Agent shall have received, with a copy for each Funding Agent, the consent and waiver of each CP Conduit Purchaser and each APA Bank, in the form of Exhibit E to this Amendment (the
     "Consent and Waiver");

               (g) After giving effect to the Consent and Waiver, the representations and warranties of the Issuer, the Seller and the Collection Agent contained in the Transaction Documents shall be true and correct in all material respects as of the Amendment Effective Date, except to the extent any such representation or warranty is expressly made only as of another date (in which case it shall be true and correct in all material respects on and as of such other date);

               (h) On the Amendment Effective Date, the Issuer shall reduce the Series 2001-1 Invested Amount by effecting a Decrease pursuant to Section
     2.5 (without, however, giving effect to the requirement under Section 2.5 that Decreases occur only on Reporting Dates during the Revolving Period) of the Series 2001-1 Supplement in an amount equal to $23,916,000;

               (i) On the Amendment Effective Date, the Indenture Trustee, acting at the written direction of the Collection Agent, shall have withdrawn from the Series 2001-1




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     Expense Subaccount and paid to ABN AMRO, the Funding Agent with respect to
     Amsterdam Funding Corporation, $248,302.84 pursuant to Section 6 of this Amendment;


               (j) The Transferor Purchaser shall have made the following assignments in accordance with Section 11.10(e) of the Series 2001-1
     Supplement: $22,391,036 of the Transferor Purchaser's Purchaser Invested Amount to Park Avenue Receivables Corporation and JP Morgan Chase; $28,073,328 of the Transferor Purchaser's Purchaser Invested Amount to Special Purpose Accounts Receivables Cooperative Corporation and Canadian Imperial Bank of Commerce; $14,036,664 of the Transferor Purchaser's Purchaser Invested Amount to Jupiter Securitization Corporation and Bank One, N.A.; and $14,036,664 of the Transferor Purchaser's Purchaser Invested Amount to Thunder Bay Funding Inc. and Royal Bank of Canada, and shall have delivered the related Purchaser Supplements to the Administrative Agent and the Issuer; and

               (k) Each Funding Agent with respect to a CP Conduit Purchaser and the APA Banks with respect to such CP Conduit Purchaser shall have received payment of a renewal fee in an amount equal to 0.20% of the Maximum Purchaser Invested Amount with respect to such Purchaser.

            10.  Miscellaneous.

               (a) Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee and the Administrative Agent for all of their respective reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, the Supplemental Indenture, the Receivables Purchase Agreement Amendment, the Dunlop Receivables Purchase Agreement Amendment and the Collection Agency Agreement Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.

               (b) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Series 2001-1 Supplement are and shall remain in full force and effect.

               (c) Governing Law: Counterparts. (i) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
     NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


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               (ii) This Amendment may be executed in two or more counterparts
     (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the Issuer, the Collection Agent, the Administrative Agent and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.




                              WINGFOOT A/R LLC

                              By: /s/ DARREN R. WELLS
                                  ----------------------------------
                                  Name: Darren R. Wells
                                  Title: Vice President & Treasurer

                              THE GOODYEAR TIRE & RUBBER COMPANY,
                                as Collection Agent

                              By: /s/ DARREN R. WELLS
                                  ----------------------------------
                                  Name: Darren R. Wells
                                  Title: Vice President & Treasurer

                              JPMORGAN CHASE BANK
                                as Administrative Agent

                              By: /s/ CHRISTOPHER LEW
                                  ----------------------------------
                                  Name: Christopher Lew
                                  Title: Assistant Vice President

                              JPMORGAN CHASE BANK
                                as Indenture Trustee

                              By: /s/ KEVIN CROMBIE
                                  ----------------------------------
                                  Name: Kevin Crombie
                                  Title: Assistant Vice President